Exhibit 99.1

Halozyme to Acquire Antares Pharma to Create a Specialty Product and Drug Delivery Leader

Transaction Expected to be Immediately Accretive to Revenue and Non-GAAP Earnings in 2022

with Multiple Drivers to Accelerate Financial Growth Through 2027 and Beyond

Augments Drug Delivery Business with Best-in-Class Auto Injector Platform with Broad Licensing Potential

Diversifies Revenue Mix with Addition of Growing Testosterone Replacement Therapy Product Revenues to Anchor Commercial Opportunity with Key Targeted Audiences

Creates a Leading Drug Delivery Business with Broadly Licensable Opportunities across ENHANZE and Antares Auto Injector Platforms

Halozyme to Host Conference Call and Webcast Today at 8:00 a.m. ET/5:00 a.m. PT

SAN DIEGO and EWING, N.J., April 13, 2022 -- Halozyme Therapeutics, Inc. (NASDAQ: HALO) (“Halozyme”) and Antares Pharma, Inc. (NASDAQ: ATRS) (“Antares”) today announced that the companies have entered into a definitive agreement pursuant to which Halozyme will acquire Antares for $5.60 per share in cash. The transaction, which values Antares at approximately $960 million, was unanimously approved by both the Halozyme and Antares Boards of Directors.

The transaction is expected to be immediately accretive to Halozyme’s 2022 revenue and non-GAAP earnings and to accelerate top- and bottom-line growth through 2027, with multiple growth drivers beyond 2027. The combination of Halozyme and Antares will create a leading drug delivery and specialty product company. The Antares business consists of a best-in-class, differentiated, royalty revenue generating auto injector platform business that offers broad licensing opportunity, and a commercial business, with three proprietary commercial products.

“The addition of Antares, particularly with its best-in-class auto injector platform and specialty commercial business, augments Halozyme’s strategy, further strengthens our position as a leading drug delivery company and extends our strategy to include specialty products,” said Dr. Helen Torley, president and chief executive officer of Halozyme. “The acquisition of Antares fits well with our previously discussed strategic priorities and provides substantial financial growth potential and disruptive solutions to significantly improve patient experiences and outcomes for emerging and established therapies. Halozyme is well-positioned to leverage Antares’ value proposition, driven by a strong balance sheet, established industry relationships and business development experience. We look forward to welcoming Antares’ talented team as we embark on our next chapter of accelerating financial growth, maximizing patient benefit, and enhancing value."

Robert F. Apple, president and chief executive officer of Antares, commented, “We are pleased to have reached this agreement with Halozyme, as this transaction showcases the value of Antares' highly complementary business, provides our shareholders with attractive and certain value, and brings together industry-leading expertise and drug delivery platforms to accelerate growth and create new opportunities. As we remain committed to continuing to serve our partners, I would like to thank our employees for their hard work and dedication to this mission. We look forward to working with the Halozyme team to complete the transaction and deliver best-in-class therapies and drug delivery solutions.”

Compelling Financial and Strategic Benefits

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Immediate Revenue and Non-GAAP Earnings Accretion and Long-Term Financial Upside: The transaction is expected to be immediately accretive to Halozyme’s 2022 revenue and non-GAAP earnings, supported by Antares’ proprietary product revenues, royalty revenues and profitability. The addition of Antares is also expected to accelerate top- and bottom-line growth and enhance cash flow generation through 2027, increasing Halozyme’s flexibility to pursue further growth drivers in the forms of new product and therapy launches, and partnerships.

•
Business Development to Augment Long-Term Growth, Consistent with Strategic Priorities: The addition of Antares’ commercial products and existing auto injector capabilities accelerate Halozyme’s strategy to drive long-term, durable revenue growth and value creation through focused external growth. Halozyme expects to build on Antares’ core platform technology and capabilities to drive incremental, durable revenue opportunities with additional intellectual property protections for Antares technology in place beyond 2030.

•
Substantial Market Expansion Opportunity in High Revenue Segments: Antares’ successful development and partnership of its technology platforms offers a widely licensable product suite that can be broadly applied across a spectrum of market segments representing multiple tens of billions of dollars[1] in estimated peak sales. This includes the potential for conversion to both high-viscosity and high-volume auto injector devices, supported by Halozyme’s extensive infrastructure and commercially validated ENHANZE platform technology.

•
High Growth, Durable Commercial Franchise with Proven Track Record: Antares’ suite of FDA-approved, high quality commercial products and partner products utilizing the Antares auto injector technology have already demonstrated commercial success and are positioned for long-term growth. Launch of Tlando™ will leverage existing testosterone commercial infrastructure and capabilities in a growing therapeutic category, building on momentum created by Xyosted®’s success.

•
Two Highly Complementary Platforms, Each with Meaningful Pipelines: Antares’ broadly applicable, differentiated auto injector platform is suitable for use with a broad range of medications. The versatility of this platform enables a highly licensable business with significant revenue upside. The combined entity will be able to leverage its deep industry expertise and existing commercial infrastructure in the U.S. to expand delivery capabilities and pursue growth opportunities within multiple small- and large-molecule products.

Transaction Terms, Financing and Time to Closing

Under the terms of the merger agreement, Halozyme will commence a cash tender offer to acquire all of the outstanding shares of Antares for $5.60 per share in cash. The transaction is not subject to a financing condition. Halozyme intends to finance the transaction using existing cash on hand and new sources of debt. Following completion of the transaction, Halozyme expects to maintain a strong balance sheet with less than 3.5x net debt-to-EBITDA ratio at the time of transaction close. Net debt-to-EBITDA ratio is expected to decline significantly in the quarters post transaction close. The closing of the tender offer will be subject to certain conditions, including the tender of shares representing at least a majority of the total number of Antares’ outstanding shares of common stock, the expiration or termination of the HSR waiting period, and other customary conditions. Following the successful completion of the tender offer, Halozyme will acquire all remaining shares not tendered in the tender offer through a second-step merger at the same price. This transaction is expected to close in the first half of 2022.

1 Wall Street consensus estimates.

BofA Securities and Wells Fargo Securities LLC are acting as financial advisors to Halozyme and Weil, Gotshal & Manges LLP is acting as legal advisor. Jefferies LLC is acting as financial advisor to Antares and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor.

Business Update

Halozyme reaffirms its 2022 guidance and its commitment to the three year $750 million share repurchase program.

Conference Call

Halozyme will host a conference call and a simultaneous webcast to discuss the transaction today, Wednesday, April 13, 2022 at 8:00 a.m. ET/5:00 a.m. PT. Dr. Torley will lead the call, which will be webcast live through the "Investors" section of Halozyme's corporate website and a webcast replay will be available following the close of the call. To register for this conference call, please use this link: https://conferencingportals.com/event/QfiVLXsr. After registering, you will receive an email confirmation that includes dial in details and unique conference call codes for entry. Registration is open through the live call.

About Halozyme

Halozyme is a biopharmaceutical company bringing disruptive solutions to significantly improve patient experiences and outcomes for emerging and established therapies. Halozyme advises and supports its biopharmaceutical partners in key aspects of new drug development with the goal of improving patients' lives while helping its partners achieve global commercial success. As the innovators of the ENHANZE® technology, which can reduce hours-long treatments to a matter of minutes, Halozyme's commercially-validated solution has touched more than 600,000 patient lives in post-marketing use via five commercialized products across more than 100 global markets. Halozyme and its world-class partners are currently advancing multiple therapeutic programs intended to deliver innovative therapies, with the potential to improve the lives of patients around the globe. Halozyme's proprietary enzyme rHuPH20 forms the basis of the ENHANZE® technology and is used to facilitate the delivery of injected drugs and fluids, potentially reducing the treatment burden of other drugs to patients. Halozyme has licensed its ENHANZE® technology to leading pharmaceutical and biotechnology companies including Roche, Baxalta, Pfizer, AbbVie, Eli Lilly, Bristol-Myers Squibb, Alexion, argenx, Horizon Therapeutics, ViiV Healthcare and Chugai Pharmaceutical. Halozyme derives revenues from these collaborations in the form of milestones and royalties as the Company's partners make progress developing and commercializing their products being developed using ENHANZE®. Halozyme is headquartered in San Diego. For more information visit www.halozyme.com and connect with us on LinkedIn and Twitter.

About Antares Pharma

Antares Pharma, Inc. is a specialty pharmaceutical company focused primarily on the development and commercialization of pharmaceutical products and technologies that address patient needs in targeted therapeutic areas. The Company develops, manufactures and commercializes, for itself or with partners, novel therapeutic products using its advanced drug delivery systems that are designed to provide commercial or functional advantages such as improved safety and efficacy, convenience, improved tolerability, and enhanced patient comfort and adherence. The Company has a portfolio of proprietary and partnered commercial products and ongoing product development programs in various stages of development. The Company has formed partnership arrangements with several different industry leading pharmaceutical companies.

Forward-Looking Statements

This press release contains “forward-looking statements”. All statements, other than statements of historical fact, included herein, including without limitation those regarding our future product development and regulatory events and goals, product collaborations, our business intentions and financial estimates and anticipated results, are, or may be deemed to be, forward-looking statements. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “think,” “may,” “could,” “will,” “would,” “should,” “continue,” “potential,” “likely,” “opportunity,” “project” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although Halozyme’s and Antares’ management each believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Halozyme and Antares, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Halozyme’s and Antares’ ability to complete the proposed acquisition on the proposed terms or on the proposed timeline, including the receipt of required regulatory approvals, the possibility that competing offers will be made, other risks associated with executing proposed acquisition, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the proposed acquisition will not be realized, risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers or suppliers, and the possibility that, if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Halozyme’s shares could decline, as well as other risks related Halozyme’s and Antares’ respective businesses, including the ability to grow sales and revenues from existing products and to develop, commercialize or market new products, competition, including potential generic competition, the uncertainties inherent in research and development, including future clinical data and analysis, regulatory obligations and oversight by regulatory authorities, such as the U.S. Food and Drug Administration, including decisions of such authorities regarding whether and when to approve any drug, device or biological application that may be filed for any product candidates as well as decisions regarding labelling and other matters that could affect the availability or commercial potential of any product candidates, the absence of a guarantee that any product candidates, if approved, will be commercially successful, Halozyme’s ability to execute its share repurchase program according to plan, Halozyme’s ability to benefit from external growth opportunities, to complete related transactions and/or obtain regulatory clearances, risks associated with Halozyme’s and Antares’ intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, trends in exchange rates and prevailing interest rates, volatile economic and market conditions, cost containment initiatives and subsequent changes thereto, and the impact that COVID-19 will have on Halozyme and on Antares and their respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Halozyme’s and Antares’ employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Halozyme and Antares. This situation is changing rapidly and additional impacts may arise of which Halozyme and Antares are not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on Halozyme’s consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the U.S. Securities and Exchange Commission (the “SEC”) made by Halozyme, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Halozyme’s annual report on Form 10-K for the year ended December 31, 2021 and Antares’ annual report on Form 10-K for the year ended December 31, 2021. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Halozyme and Antares do not undertake any obligation to update or revise any forward-looking information or statements. Investors are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

About the Offer

The tender offer for the outstanding shares of Antares common stock referenced in this press release has not yet commenced. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Halozyme and its acquisition subsidiary will file with the SEC, upon the commencement of the tender offer. At the time the tender offer is commenced, Halozyme and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Antares will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANTARES’ STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ANTARES’ SHARES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Antares’ stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Halozyme or Antares. Copies of the documents filed with the SEC by Antares will be available free of charge on Antares’ internet website at https://www.antarespharma.com/investors/sec-filings or by contacting Antares’ Investor Relations Department at tbui@antarespharma.com. Copies of the documents filed with the SEC by Halozyme will be available free of charge on Halozyme’s internet website at https://ir.halozyme.com or by contacting Halozyme’s Investor Relations Department at ir@halozyme.com.

Additional Information

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Halozyme files annual, quarterly and special reports and other information with the SEC and Antares files annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by Halozyme and Antares at the SEC public reference room at 100 F. Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Halozyme’s and Antares’ filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Halozyme Contacts:
Investors:
Dawn Schottlandt / Claudia Styslinger
Argot Partners
212-600-1902
Halozyme@argotpartners.com
ir@halozyme.com

Media:
Eric Brielmann / Kelly Sullivan / Amy Feng / Caroline Lipe
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Antares Contacts:
Investors:
Tram Bui
Vice President, Corporate Communications and Investor Relations
609-359-3016
tbui@antarespharma.com

Media:
Andrew Cole / Jared Levy / Hayley Cook
Sard Verbinnen & Co
212-687-8080
Antares-SVC@sardverb.com